                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
               pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date: February 25, 2005

(i) Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                            $         0.00
                          ( $            -, per $1,000 original principal amount
                                          of the Notes)

(ii) Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                            $18,524,385.83
                          ( $    0.0000296, per $1,000 original principal
                                          amount of the Notes)

(iii)    Amount of principal being paid or distributed in respect of the Class M
         Notes:
                            $         0.00
                          ( $         0.00, per $1,000 original principal
                                          amount of the Notes)

(iv) Amount of interest being paid or distributed in respect of the Class A-1 Notes:

                            $         0.00
                          ( $            -, per $1,000 original principal amount
                                          of the Notes)

(v) Amount of interest being paid or distributed in respect of the Class A-2 Notes:

                            $ 2,474,640.58
                          ( $    0.0000040, per $1,000 original principal amount
                                          of the Notes)

(vi)     (a)      Amount of interest being paid or distributed in respect of the Class M Notes:

                            $   219,158.34
                          ( $    0.0000073, per $1,000 original principal amount
                                         of the Notes)

         (b) Amount of interest being paid or distributed in respect of the Class M Strip:

                            $    14,408.33
                          ( $    0.0000005, per $1,000 original principal amount
                                          of the Notes)

(vii) Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):

         (1)      Distributed to Class A-1 Noteholders:

                            $         0.00
                          ( $            -, per $1,000 original principal amount
                                          of the Notes)

         (2)      Distributed to Class A-2 Noteholders:

                            $         0.00
                          ( $            -, per $1,000 original principal amount
                                          of the Notes)

         (3)      (a)      Distributed to Class M Noteholders:

                            $         0.00
                          ( $            -, per $1,000 original principal amount
                                          of the Notes)

                  (b)      Distributed to Class M Strip:

                            $         0.00
                          ( $            -, per $1,000 original principal amount
                                          of the Notes)

         (4)      Balance on Class A-1 Notes:

                            $         0.00
                          ( $            -, per $1,000 original principal amount
                                          of the Notes)

         (5)      Balance on Class A-2 Notes:

                            $         0.00
                          ( $            -, per $1,000 original principal amount
                                            of the Notes)

         (6)      (a)      Balance on Class M Notes:

                            $         0.00
                          ( $            -, per $1,000 original principal amount
                                          of the Notes)

                  (b)      Balance on Class M Strip:

                            $         0.00
                          ( $            -, per $1,000 original principal amount
                                          of the Notes)

(viii)   Payments made under the Cap Agreement on such date: February 24, 2005

                          ( $         0.00 with respect to the Class A-1 Notes,

                          ( $         0.00 with respect to the Class A-2 Notes,

                          ( $         0.00 with respect to the Class M Notes,

(ix)     Pool Balance at end of related Collection Period: $424,866,607.15

(x)      After giving effect to distributions on this Distribution Date:

         (a)      (1) Outstanding principal amount of Class A-1 Notes:                            $          0.00
                  (2) Class A-1 Note Pool Factor:                                   -
         (b)      (1) Outstanding principal amount of Class A-2 Notes:                            $329,866,607.15
                  (2) Class A-2 Note Pool Factor:                          0.52778657
         (c)      (1) Outstanding principal amount of Class M Notes:                              $ 30,000,000.00
                  (2) Class M Note Pool Factor:                            1.00000000
         (d)      (1) Outstanding principal amount of Certificates:                               $ 65,000,000.00
                  (2) Certificate Pool Factor:                             1.00000000

(xi)     Note Interest Rate for the Notes:

         (a)      In general

                  (1)      Three-Month Libor was

                                  2.3800000% for the current period

                  (2)      The Student Loan Rate was: Not Applicable(1)

           (b) Note Interest Rate for the Class A-1 Notes: 2.6600000% (Based on 3-Month LIBOR)

           (c) Note Interest Rate for the Class A-2 Notes: 2.8100000% (Based on 3-Month LIBOR)

           (d) Note Interest Rate for the Class M Notes: 3.0800000% (Based on 3-Month LIBOR)

(xii)      (a)    Amount of Master Servicing Fee for  related Collection
                  Period: $539,221.86

                            $   0.000001926, per $1,000 original principal
                                           amount of the Class A-1 Notes.

                            $   0.000000863, per $1,000 original principal
                                           amount of the Class A-2 Notes.

                            $   0.000017974, per $1,000 original principal
                                           amount of the Class M Notes.

(xiii)   Amount of Administration Fee for related Collection Period: $3,000.00

                            $   0.000000011, per $1,000 original principal
                                           amount of the Class A-1 Notes.
                            $   0.000000005, per $1,000 original principal
                                           amount of the Class A-2 Notes.
                            $   0.000000100, per $1,000 original principal
                                           amount of the Class M Notes.

(xiv)    (a)      Aggregate amount of Realized Losses (if any) for the related
                  Collection Period: $556,264.87

         (b)      Delinquent Contracts                     # Disb.        %         $ Amount                 %
                                                          ------         ----     -----------              ----
                  30-60 Days Delinquent                      825         1.90%    $ 9,601,807              2.52%
                  61-90 Days Delinquent                      434         1.00%    $ 4,902,771              1.29%
                  91-120 Days Delinquent                     196         0.45%    $ 2,182,459              0.57%
                  More than 120 Days Delinquent              300         0.69%    $ 4,186,256              1.10%
                  Claims in Process                          191         0.44%    $ 1,423,719              0.37%
                                                          ------         ----     -----------              ----
                      TOTAL                                1,946         4.48%    $20,873,293              5.86%

(1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

                                   Page 8 of 8